SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                FEBRUARY 4, 2001
                        (Date of Earliest Event Reported)

                           PHILLIPS PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                 001-00720               73-0400345
     (State or other      (Commission File Number)      (IRS Employer
      jurisdiction                                     Identification
    of incorporation)                                      Number)

               PHILLIPS BUILDING, BARTLESVILLE, OKLAHOMA 74004
         (Address of principal executive offices, including Zip Code)
                                (918) 661-6600
             (Registrant's telephone number, including area code)



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Item 5 - Other Events.

            On February 4, 2001, Phillips Petroleum Company ("Phillips") announced that Phillips, Ping Acquisition Corp. and Tosco Corporation entered into a definitive agreement and plan of merger (the "Merger Agreement"), dated as of February 4, 2001. A copy of the Merger Agreement, and a letter agreement entered into between Phillips and Thomas D. O'Malley, are each attached hereto as Exhibits 2.1 and 99.1, respectively, and are each hereby incorporated herein by reference.



Item 7(c) - Exhibits.


     2.1 Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips Petroleum Company, Ping
              Acquisition Corp. and Tosco Corporation

    99.1 Letter agreement, dated as of February 4, 2001, between Phillips Petroleum Company and Thomas D. O'Malley







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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PING COMPANY

Date:  February 4, 2001                   By:    /s/ J. B. Whitworth
                                             --------------------------------
                                          Name:  J. B. Whitworth, Esq.
                                          Title: Senior Vice President and
                                                   General Counsel




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


                                  EXHIBIT INDEX


     2.1 Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips Petroleum Company, Ping Acquisition Corp. and Tosco Corporation

    99.1 Letter agreement, dated as of February 4, 2001, between Phillips Petroleum Company and Thomas D. O'Malley